Supplement to the
Fidelity® High Yield Factor ETF
December 30, 2022
Summary Prospectus

Michael Weaver no longer serves as a Co-Portfolio Manager of the fund.
Effective January 1, 2024, the following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Jared Beckerman (Co-Portfolio Manager) has managed the fund since 2024.
HIE-SUSTK-1123-101 1.9910130.101	November 9, 2023